UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock

Libertyville, Illinois  60048

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

Class I Shares (FVILX)

Class N Shares (FVALX)

Class R Shares (FVRLX)

 ANNUAL REPORT

MARCH 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.forestervalue.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

MANAGERS COMMENTARY

MARCH 31, 2020 (UNAUDITED)

Dear Fellow Shareholder:

The Fiscal year of 2020 was a great year!  The Forester Value fund was positive with the N-share returning 1.80%, the I-share 2.04% and the R-share 1.56%.  The N-share outperformed its Morningstar Long/Short Category by 9.38%, the Russell 1000 Value Index by 18.98% and the S&P 500 by 8.78%.

The equity performance of the fund for the fiscal year was -14.91%, which was above the Russell 1000 Value Index of -17.19%.  Our basic materials, financials and communication services exposure contributed 321 basis points of the equity out performance compared to the Russell 1000 Value Index. However, our equity holdings underperformed the S&P 500 by -7.88%. This was mainly because of the continued outperformance of growth stocks versus value. The Russell 1000 Growth Index was up .91% during the fiscal year when the value index was down -17.19%.  Growth stocks known as “FAANG” (Facebook, Amazon, Apple and Netflix) significantly outperformed the greater market and had a positive 1.3% return compared to the overall S&P 500 of -7.02%.  These high growth stocks do not fit our investment philosophy and we will continue to avoid these types of investments. We remain committed to selecting value stocks with significant return potential.

As we were worried about the risks and valuation of the market before the start of the year in 2020, we were positioned defensively and took advantage of the selloff in the first quarter of 2020 due to the COVID-19 virus.  The N-share returned a positive 4.21%, I-share 4.23% and the R-share 4.07% for the first quarter of 2020.  The Morningstar Long/Short category returned -12.70%, the Russell 1000 Value Index -26.63% and the S&P 500 at -19.60%.  Our equities also outperformed the Russell 1000 Value Index by 334 basis points during the quarter. The fund’s exposure or underweight positions in the financial, real estate and consumer discretionary sectors accounted for 515 basis points of the outperformance.

Our allocation to cash and the protection of the put options significantly helped us outperform.  For the fiscal year, cash roughly contributed 569 basis points of outperformance, our put protection accounted for 1,190 basis points and stock selection 210 basis points compared to the Russell 1000 Value Index.  In the first quarter of 2020, we estimate that cash contributed 925 basis points of outperformance, puts 1,960 basis points and stock selection 233 basis points.

We are living in unpresented times and the full impact of shutting down the economy and when a vaccine will be available are unknown.  We believe we will have a recession in the second quarter of this year. It is unclear at this time how long the recession will last and if the economy will get back to previous levels before the virus.

Given the risks with the economy and uncertainty with COVID-19 virus we still believe that a defensive position is warranted as downside risk is high and the fund stresses capital preservation.

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

The markets were hit hard in Q1 2020 as the COVID-19 virus has led to quarantines across the US.  Governments and Central Banks have reacted with extreme fiscal and monetary stimulus.  Will we see a “V” bottom and then off to the races or malaise?  While the Coronavirus is a huge shock, we believe it is the match (alright, Molotov cocktail) that sets the kindling and logs ablaze.  Therefore, we are conservatively positioned at this time.

We have been noting that the global economy was weakening before the COVID-19 virus. Stocks were at extreme valuations while earnings in the US were falling and GDP growth had slowed.   We list some of our prior concerns and future outlook below.

UNITED STATES

In June of 2019, we highlighted that sentiment surveys in the US were dangerously close to contraction.  The Composite PMI was around 51.  Below 50 signals a contraction.  The Composite PMI includes the largely stable Services PMI so being close to 50 is near recession range. The Composite PMI went negative in February 2020 before the COVID-19 virus started to impact the United States. Due to the forced shut down of the United States economy, in April of 2020 the Composite PMI hit an all-time low of 27, indicating a sharp contraction. GDP for the first quarter of 2020 was -4.8%, which was the steepest contraction since Q4 of 2008.  The COVID-19 virus really only hit the US economy for one month during the quarter.  Therefore, the second quarter GDP growth is expected to be much worse. Initially, the Congressional Budget Office (CBO) expected a decline of -28% for the second quarter but since revised it up closer to -40%. In 2020 the CBO expects a -5.8% GDP annualized growth rate and a positive 2.8% rate in 2021. We believe that it is impossible to guess what 2021 might look like as it all depends on a vaccine and how long it takes the economy to bounce back.  It is possible that certain industries in the economy may be impacted for a much longer time period than projected.

PMI's & GDP (US)
ALHAMBRA
INVESTMENTS
composite index
Real GDP - RHS
Markit US Composite PMI
61
58
55
52
4
2
0
NEAR RECESSION
NEAR RECESSION
Q/Q % change, SAAR
2012.07
2012.10
2013.01
2013.04
2013.07
2013.10
2014.01
2014.04
2014.07
2014.10
2015.01
2015.04
2015.07
2015.10
2016.01
2016.04
2016.07
2016.10
2017.01
2017.04
2017.07
2017.10
2018.01
2018.04
2018.07
2018.10
2019.01
2019.04

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

In Q4 2019, we pointed out the latest ISM Manufacturing PMI came in at 47.8 (below 50 means contraction).  This sent the stock market declining due to recession concerns.  The ISM Non-Manufacturing PMI came in at 52.6 which was still above 50 and indicates expansion.  At the time the reading was at 3 year lows.The April ISM Manufacturing PMI was 41.5, which was the lowest since 2009.  The April ISM Non-manufacturing PMI was 41.8 also the lowest since 2009.

But manufacturing only accounts for 14% of US employment.  Who cares if that small sector is slowing?  Manufacturing accounts for 68% of earnings and earnings are the life blood of the stock market.  With autos being soft and technology being in decline, we expect pressure on earnings growth going forward. Another concern  is that services represent 86% of US employment and many of these jobs may not be coming back post COVID-19.  This could be  drag on consumer spending and would have a negative impact on GDP growth.

Share of US employment in:
Share of earnings in S&P500 coming from:
Service industries
Manufacturing/goods producing industries
14%
86%
32%
68%

Note: Service industries are: Financials, Multiline Retail, Specialty Retail, Internet & Catalog Retail, Diversified Consumer Services, Hotels, Restaurants & Leisure, IT Services, and Health Care Providers & Services. Source: David Bianco, Ju Wang, Winnie Nip.

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

Europe

We also expressed concerns with Europe over the fiscal year. Germany is the economic powerhouse of Europe.  It’s health has been deteriorating.  In September 2019, we expressed our worry that the Germany Manufacturing PMI Composite printed 41.7, which is very low.  No wonder the ECB has reversed course and began easing again.  In April 2020, the Germany Manufacturing PMI was 34.4, which was the lowest since 2009.  The Germany Services PMI was even worse at 15.9, which was the lowest in the survey’s history.

We believe Germany’s declining auto production is having a negative impact on PMI and GDP.  The country had been growing at close to 0% for past couple of years. Germany reported -.10% GDP growth in Q4 19’ and -2.2% in Q1 20’. So technically Germany is already in a recession prior to an expected -6.3% decline in Q2 20’.

4

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

CHINA

We have mentioned the risks associated with China several times over the past few years. During our fiscal year we saw China’s industrial profits fall.

We have contended before that the US QE last decade was successful partially (or largely) due to China’s stimulus.  That’s because China ramped up its lending (as evidenced by its debt levels) from 2008 to present.  Much of the earnings growth of US companies over the last decade was due to growth in China, which in turn was due to Chinese debt growth.

China is now approaching developed country debt levels.  The US is around 360% debt to GDP.  China may have difficulty stimulating its economy like it did during the last great recession.  If that is the case, QE might not be nearly as successful as it was last decade.

5

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

STOCK PERFORMANCE

As mentioned above, the fund’s equities had a great fiscal year, returning -14.91% vs       -17.19% for the Russell 1000 Value Index. The drivers were Newmont (+53.36%) and Microsoft (+35.50%) on the upside and ConocoPhillips (-47.67%), and Lincoln National Corp (-55.10%) on the downside.

Newmont benefited from gold rising around 30% during the fiscal year.  Gold is currently close to the all-time highs it reached back in 2011. It is not ironic this was the last time the world was in such a quantitative easing environment. We believe that with negative global real interest rates gold will continue to do well.  Additionally, we feel it is important to have exposure to a safe haven asset such as gold during this time of uncertainty.  Finally, we believe the Newmont’s acquisition Goldcorp will be a long-term game changer for the company.

Microsoft had solid earnings growth during our fiscal year, growing over 20%.  The company has been a leader in cloud technology with its Azure computing business.  Office 365 products also continue to be in high demand.  Microsoft’s P/E multiple expansion during the fiscal year played a part in the stock’s strong performance.  One of the reasons we hold the stock is because we feel valuation is attractive.

ConocoPhillips outperformed the energy sector and its E&P peer group. However, the company’s earnings are impacted by the price of oil.  The commodity experienced a sharp sell off because of the COVID-19 virus and the stock sold off with the commodity.  We sold our position in the stock as we reduced our energy exposure.

Similar to other financial companies Lincoln National Corp is impacted by interest rates. Due to the coronavirus the FED lowered fed fund rates to 0%. The company also faces higher mortality claims, which is negative for a life insurance company. We were uncomfortable holding the stock in the current environment and we sold our position.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

6

THE FORESTER VALUE FUND-CLASS I

PERFORMANCE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2020 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	2.04%	-0.73%	0.68%	2.13%	$ 31,385
S&P 500 Stock Index	-6.98%	6.72%	10.52%	12.11%	$ 86,103

Comparison of the Change in Value of a $25,000 Investment in the Forester Value Fund's Class I, and the S&P 500 Index.

$110,000
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
S&P 500
Class I

* The chart assumes an initial gross investment of $25,000 made on 6/8/09 for Class I (Class I inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS N

PERFORMANCE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2020 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	1.80%	-0.97%	0.42%	3.04%	$ 18,479
S&P 500 Stock Index	-6.98%	6.72%	10.52%	5.21%	$ 28,433

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class N, and the S&P 500 Index.

$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Class N
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N (Class N inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS R

PERFORMANCE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2020 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	1.56%	-1.17%	0.10%	$ 10,094
S&P 500 Stock Index	-6.98%	6.72%	10.36%	$ 24,917

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class R, and the S&P 500 Index.

$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
S&P 500
Class R

* The chart assumes an initial gross investment of $10,000 made on 12/28/10 for Class R (Class R inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Global Industry Classification Standard (GICS).

Excludes written options.

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares		Value

COMMON STOCKS - 58.69%

Communication Services - 2.58%
4,960	AT&T, Inc.	$ 144,584
6,440	ViacomCBS, Inc. Class B	90,224
		234,808
Consumer Discretionary - 2.41%
7,300	Ebay, Inc.	219,438

Consumer Staples - 11.82%
7,700	Conagra Brands, Inc.	225,918
3,960	General Mills, Inc.	208,969
1,240	JM Smucker Co.	137,640
4,620	The Kroger Co.	139,155
3,700	Tyson Foods, Inc. Class A	214,119
3,300	Walgreens Boots Alliance, Inc.	150,975
		1,076,776
Energy - 3.23%
6,170	BP Plc. ADR	150,486
3,790	Exxon Mobil Corp.	143,906
		294,392
Financials - 8.71%
1,680	Allstate Corp.	154,106
1,100	Aon Plc. (United Kingdom)	181,544
2,470	Lincoln National Corp.	65,010
2,100	Travelers Companies, Inc.	208,635
5,360	US Bancorp, Inc.	184,652
		793,947
Health Care - 12.71%
1,300	AbbVie, Inc.	99,047
2,600	Bristol Myers Squibb Co.	144,924
1,920	Cardinal Health, Inc.	92,045
770	Cigna Corp.	136,429
3,100	CVS Health Corp.	183,923
1,100	Johnson & Johnson	144,243
6,200	Pfizer, Inc.	202,368
620	UnitedHealth Group, Inc.	154,616
		1,157,595
Industrials - 5.01%
1,000	3M Co.	136,510
1,000	General Dynamics Corp.	132,310
5,900	Quanta Services, Inc.	187,207
		456,027

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2020

Shares		Value

Information Technology - 5.68%
700	CDW Corp.	$ 65,289
1,300	International Business Machines Corp.	144,209
870	Microsoft Corp.	137,208
3,540	Oracle Corp.	171,088
		517,794
Materials - 1.11%
2,236	Newmont Goldcorp Corp.	101,246

Utilities - 5.43%
1,180	DTE Energy Co.	112,065
2,800	Exelon Corp.	103,068
3,200	First Energy Corp.	128,224
2,800	Southern Co.	151,592
		494,949

TOTAL FOR COMMON STOCKS (Cost $4,289,590) - 58.69%		5,346,972

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $496,313) - 4.97%		452,880

Par Value		Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 30.18%
750,000	U.S. Government Treasury Bill, 0.00%, 06/11/2020	749,865
2,000,000	U.S. Government Treasury Bill, 0.00%, 06/25/2020	1,999,686
TOTAL FOR U.S GOVERNMENT AGENCIES & OBLIGATIONS (Cost $2,749,763) - 30.18%		2,749,551

Shares		Value

MONEY MARKET FUND - 7.85%
714,798	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, Institutional Class, 0.10% **	714,798
TOTAL FOR MONEY MARKET FUND (Cost $714,798) - 7.85%		714,798

TOTAL INVESTMENTS (Cost $8,250,464) - 101.69%		9,264,201

TOTAL FOR WRITTEN PUT OPTIONS (Premiums Received $81,153) - (0.28)%		(25,980)

LIABILITIES LESS OTHER ASSETS, NET - (1.41)%		(128,236)

NET ASSETS - 100.00%		$ 9,109,985

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2020

ADR- American Depositary Receipt

** Variable rate security; the coupon rate shown represents the yield at March 31, 2020.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2020

Underlying Security	Counterparty	Contracts +	Notional Amount **	Exercise Price	Expiration	Value

PUT OPTIONS * - 4.97%

S&P 500 Index Put	Interactive Brokers	5	$1,200,000	$ 2,400	5/15/2020	$ 51,900
S&P 500 Index Put	Interactive Brokers	30	$7,500,000	$ 2,500	5/15/2020	400,980
Total Put Options (Premiums Paid $496,313) - 4.97%						$ 452,880

* Non-income producing security during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at March 31, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF WRITTEN PUT OPTIONS

MARCH 31, 2020

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Value

PUT OPTIONS - (0.28)%*

S&P 500 Index Put	Interactive Brokers	(10)	$(1,900,000)	$1,900.00	5/15/2020	$(25,980)

Total Put Options (Premiums Received $81,153) - (0.28)%						$(25,980)

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at March 31, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2020

Assets:
Investments in Securities, at Value (Cost $8,250,464)	$ 9,264,201
Deposit with Broker for Options Written	394,430
Cash	1,000
Receivables:
Shareholder Subscriptions	175
Portfolio Securities Sold	70,095
Dividends and Interest	4,122
Total Assets	9,734,023
Liabilities:
Covered Call Options Written at Value (Premiums received $81,153)	25,980
Payables:
Shareholder Redemptions	13,593
Portfolio Securities Purchased	574,994
Due to Advisor	9,471
Total Liabilities	624,038
Net Assets	$ 9,109,985

Net Assets Consist of:
Paid In Capital	$ 4,914,211
Distributable Earnings	4,195,774
Net Assets	$ 9,109,985

Class I Shares:
Net Assets	$ 2,406,863
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	216,851
Net asset value, offering price, and redemption price per share	$ 11.10

Class N Shares:
Net Assets	$ 5,826,298
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	535,585
Net asset value, offering price, and redemption price per share	$ 10.88

Class R Shares:
Net Assets	$ 876,824
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	77,851
Net asset value, offering price, and redemption price per share	$ 11.26

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2020

Investment Income:
Dividends	$ 305,883
Interest	68,201
Total Investment Income	374,084

Expenses:
Advisory Fees	135,614
Distribution (12b-1) Fees	20,755
Administration Fees	15,974
Total Expenses	172,343

Net Investment Income	201,741

Realized and Unrealized Gain on Investments and Options:
Realized Gain on:
Investments	3,001,436
Options Written	45,840
3,047,276
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,408,691)
Options Written	55,173
(3,353,518)

Net Realized and Unrealized Loss on Investments and Options	(306,242)

Net Decrease in Net Assets Resulting from Operations	$ (104,501)

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2020	3/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 201,741	$ 284,570
Net Realized Gain on Investments and Options	3,047,276	7,035,552
Unrealized Depreciation on Investments and Options	(3,353,518)	(7,046,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,501)	273,631

Distributions to Shareholders:
Distributions:
Class I Shares	(186,611)	(200,517)
Class N Shares	(374,510)	(78,122)
Class R Shares	(52,069)	(7,276)
Total Distributions Paid to Shareholders	(613,190)	(285,915)

Capital Share Transactions	(9,674,224)	(12,012,467)

Total Decrease	(10,391,915)	(12,024,751)

Net Assets:
Beginning of Year	19,501,900	31,526,651

End of Year	$ 9,109,985	$ 19,501,900

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016

Net Asset Value, at Beginning of Year	$ 11.61	$ 11.63	$ 11.36	$ 12.57	$ 12.86

Income From Investment Operations:
Net Investment Income *	0.17	0.14	0.12	0.10	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	0.04	0.03	0.27	(1.19)	(0.28)
Total from Investment Operations	0.21	0.17	0.39	(1.09)	(0.21)

Distributions:
Net Investment Income	(0.72)	(0.19)	(0.12)	(0.12)	(0.08)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.72)	(0.19)	(0.12)	(0.12)	(0.08)

Net Asset Value, at End of Year	$ 11.10	$ 11.61	$ 11.63	$ 11.36	$ 12.57

Total Return **	2.04%	1.57%	3.49%	(8.68)%	(1.60)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,407	$ 10,978	$ 20,474	$ 29,594	$ 62,964
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	1.50%	1.22%	1.09%	0.65%	0.59%
Portfolio Turnover	21.80%	38.45%	13.11%	12.76%	5.73%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS N

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016

Net Asset Value, at Beginning of Year	$ 11.39	$ 11.35	$ 11.12	$ 12.26	$ 12.54

Income From Investment Operations:
Net Investment Income *	0.13	0.11	0.10	0.07	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05	0.04	0.26	(1.16)	(0.27)
Total from Investment Operations	0.18	0.15	0.36	(1.09)	(0.23)

Distributions:
Net Investment Income	(0.69)	(0.11)	(0.13)	(0.05)	(0.05)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.69)	(0.11)	(0.13)	(0.05)	(0.05)

Net Asset Value, at End of Year	$ 10.88	$ 11.39	$ 11.35	$ 11.12	$ 12.26

Total Return **	1.80%	1.37%	3.23%	(8.92)%	(1.86)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,826	$ 7,461	$ 9,768	$ 22,251	$ 37,732
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.18%	0.99%	0.86%	0.39%	0.33%
Portfolio Turnover	21.80%	38.45%	13.11%	12.76%	5.73%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016

Net Asset Value, at Beginning of Year	$ 11.76	$ 11.72	$ 11.42	$ 12.58	$ 12.85

Income From Investment Operations:
Net Investment Income *	0.10	0.09	0.07	0.04	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	0.06	0.02	0.28	(1.19)	(0.24)
Total from Investment Operations	0.16	0.11	0.35	(1.15)	(0.23)

Distributions:
Net Investment Income	(0.66)	(0.07)	(0.05)	(0.01)	(0.04)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.66)	(0.07)	(0.05)	(0.01)	(0.04)

Net Asset Value, at End of Year	$ 11.26	$ 11.76	$ 11.72	$ 11.42	$ 12.58

Total Return **	1.56%	0.99%	3.05%	(9.14)%	(1.82)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 877	$ 1,063	$ 1,285	$ 1,487	$ 1,884
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.74%	0.64%	0.15%	0.08%
Portfolio Turnover	21.80%	38.45%	13.11%	12.76%	5.73%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

     MARCH 31, 2020

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor. The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 8, 2009, Class N shares September 10, 1999 and Class R shares December 28, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and State of Illinois, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the Fund did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums are amortized over the useful lives of the respective securities.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Options - The Fund may invest in put and call options.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements,

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Reclassifications – The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $1,014,988 from accumulated net realized gains to paid-in capital.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills are included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2020:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 5,346,972	$ -	$ -	$ 5,346,972
Put Options Purchased	452,880	-	-	452,880
U.S. Government Agencies & Obligations	2,749,551	-	-	2,749,551
Money Market Fund	714,798	-	-	714,798
	$ 9,264,201	$ -	$ -	$ 9,264,201

Financial Instruments—Liabilities
	Level 1	Level 2	Level 3	Fair Value

Put Options Written	$ (25,980)	$ -	$ -	$ (25,980)
	$ (25,980)	$ -	$ -	$ (25,980)

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended March 31, 2020. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement – The Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor receives a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2020, the Advisor earned a management fee of $70,089 for Class I, $57,162 for Class N,

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

and $8,363 for Class R. The Fund owes the Advisor $7,016 for management fees as of March 31, 2020.

Administrative Fee - The Fund pays the Advisor an administration fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2020, the Advisor earned a fee of $7,875 for Class I, $7,065 for Class N and $1,034 for Class R.  The Fund owes the Advisor $845 at March 31, 2020 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2020, the Fund accrued $16,057 for Class N and $4,698 for Class R. The Fund owes the Advisor $1,610 at March 31, 2020 for distribution fees.

Related Party - Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2020, purchases and sales of investment securities, other than short-term investments, options and U.S. Government Securities, aggregated $2,408,020 and $10,742,341, respectively; purchases and sales of options aggregated $7,629,194 and $7,585,271, respectively; purchases and sales of options written aggregated $382,482 and $509,476, respectively; purchases and sales of U.S. Government Securities aggregated $11,217,993 and $12,496,649, respectively.

6.) DERIVATIVE TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of its derivative activities during the year ended March 31, 2020.

Average notional value of:

Put Options Purchased

$ 20,825,000

Put Options Written

$    (475,000)

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

As of March 31, 2020, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Index Contracts
Put Options Purchased	$ 452,880
Total Assets	$ 452,880

Liabilities
Put Options Written	$ (25,980)
Total Liabilities	$ (25,980)

For the year ended March 31, 2020, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation on:	Equity Index Contracts	Total
Put Options Purchased	$ 10,557	$ 10,557
Put Options Written	$ 55,173	$ 55,173

Net realized gain on:	Equity Index Contracts	Total
Put Options Purchased	$ 218,460	$ 218,460
Put Options Written	$ 45,840	$ 45,840

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2020, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $4,914,211.  Transactions in capital stock were as follows:

	Year ended March 31, 2020		Year ended March 31, 2019
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	31,957	$ 357,327	44,904	$ 517,893
Shares issued in reinvestment of dividends	15,945	170,132	17,493	193,125
Shares redeemed	(776,327)	(8,731,527)	(877,229)	(10,174,495)
Net decrease	(728,425)	$ (8,204,068)	(814,832)	$ (9,463,477)

	Year ended March 31, 2020		Year ended March 31, 2019
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	21,910	$ 237,169	104,316	$ 1,165,331
Shares issued in reinvestment of dividends	34,372	359,872	6,971	75,496
Shares redeemed	(175,846)	(1,921,760)	(316,543)	(3,565,359)
Net decrease	(119,564)	$ (1,324,719)	(205,256)	$ (2,324,532)

	Year ended March 31, 2020		Year ended March 31, 2019
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	7,090	$ 79,874	7,952	$ 92,684
Shares issued in reinvestment of dividends	4,804	52,069	650	7,276
Shares redeemed	(24,389)	(277,380)	(27,920)	(324,418)
Net decrease	(12,495)	$ (145,437)	(19,318)	$ (224,458)

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2020, the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain

 $   2,921,234

Undistributed Ordinary Income

         222,243

Net Unrealized Appreciation of Investments

      1,052,297

Total Distributable Earnings

$    4,195,774

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

As of March 31, 2020, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities inclusive of derivative contracts were as follows:

Gross unrealized appreciation on investment securities	$ 1,399,421
Gross unrealized depreciation on investment securities	(347,124)
Net unrealized appreciation on investment securities	$ 1,052,297

Tax cost of investment securities, including short-term investments*	$ 8,185,924

*The difference between the book cost and tax cost of investments represents disallowed wash sales and mark-to-market on 1256 contracts for tax purposes.

The tax character of distributions paid during the years ended March 31, 2020 and 2019 are as follows:

Ordinary income:	March 31, 2020	March 31, 2019
Class I Shares	$ 186,611	$ 200,517
Class N Shares	374,510	78,122
Class R Shares	52,069	7,276
Total	$ 613,190	$ 285,915

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2020, National Financial Services, LLC, in omnibus accounts, for the benefit of others, in aggregate, owned approximately 37% of the Fund and may be deemed to control the Fund.

11.) MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Directors

  of Forester Value Fund,

  a Series of the Forester Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Value Fund, Inc., (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, and schedules of put options purchased and written put options, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Value Fund, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

May 28, 2020

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

 Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Forester Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2019	March 31, 2020	October 1, 2019 through March 31, 2020

Actual	$1,000.00	$1,058.73	$5.10
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.05	$5.00

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

The Forester Value Fund - Class N

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2019	March 31, 2020	October 1, 2019 through March 31, 2020

Actual	$1,000.00	$1,057.90	$6.43
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.75	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Forester Value Fund - Class R

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2019	March 31, 2020	October 1, 2019 through March 31, 2020

Actual	$1,000.00	$1,055.97	$7.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.57

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS & OFFICERS

MARCH 31, 2020 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 59	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 61	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 60	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 60	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, is paid a total fee of $1,250 annually by the Advisor. The fee has not been paid in the fiscal year ended March 31, 2020.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2020 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 30, 2020 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Forester Value Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Forester Value Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Forester Value Fund and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.0% for 1209 funds in the Morningstar Large Value Category and 2.11% for 223 funds in the Long/Short Fund Category).

After discussion, the advisory agreement was renewed for another year.

This Page Was Left Blank Intentionally

Forester Discovery Fund

(INTLX)

 ANNUAL REPORT

MARCH 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.forestervalue.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY

MARCH 31, 2020 (UNAUDITED)

Dear Fellow Shareholder:

The Fiscal year of 2020 was a great year! The Forester Discovery Fund returned -5.70%.  Although returns were negative the fund was able to outperform its Morningstar Foreign Large Value Category by 15.04% and the MSCI ACWI Ex USA Value Index by 17.97%. Our cash allocation, put protection and stock selection all contributed positively to our returns versus the MSCI ACWI Ex USA Value Index. We believe the fund performed as it was designed and offered downside protection and preserved capital during a very volatile fiscal year.

The equity performance of the fund for the fiscal year was -18.69% versus the MSCI ACWI EX USA Value Index at -23.67%.  The fund’s lower beta stock selection and preference for dividend stocks played a significant role in our outperformance. We believe having high dividend yielding stocks with growth potential significantly protects on the downside. From a sector weighting perspective our underweight to financials, overweight to healthcare and our stock outperformance in materials contributed significantly to the outperformance.

In examining our country exposure, we were hurt by our holdings in the U.K., Germany, France, which underperformed and made up 70% of our equity holdings. Our lack of exposure to Japan and China were also a drag on performance. The Forester Discovery Fund is based in USD and the DXY Currency Index appreciated versus most of the major currencies across the world, which was a drag on performance. Bottom stock up selection and a preference for dividend stocks played a key role in beating our index by around 489 basis points during the fiscal year.

The first quarter of 2020 was a monumental quarter for the fund. As we were worried about the risks in the international markets before 2020, we were positioned defensively and took advantage of the major sell off in the first quarter of 2020 due to the COVID-19 virus. The Forester Discovery Fund returned -7.05%, and outperformed the MSCI ACWI Ex USA Value Index by an amazing 21.5%. Once again, our cash and put protection played a significant role in our outperformance.

The equity performance for the fund was also outstanding at -24.55% versus -28.55% for the MSCI ACWI Ex USA Value Index. We attribute the performance to having a solid dividend yield for the portfolio at around 5% and low beta stocks with significant upside that we believe offer value. Our healthcare allocation and our material and utility stock selection led the outperformance. In our country exposure, our underweight position to China and Japan were a drag on performance. The USD also appreciated during this time against the major currencies and had a negative impact on our performance.

The Discovery Fund continues to use put options and cash to hedge our long exposure. We still believe a defensive position is warranted. Below we explain why.

1

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

COVID-19 Virus

The COVID-19 Virus is a strand of coronavirus.  It started in China sometime at the end of 2019 and has since spread to most parts of the world rather quickly. OECD countries have accounted for 64% of the 5.6 million cases and 80% of the 350 thousand deaths since May 26, 2020. The death rate for the OECD countries is 7.93% versus the total world rate of 6.25%. The United States has the most cases in the world at 1.7 million and the most deaths at 100 thousand.  In the United States the death rate is 5.84%, which is lower than the OECD and world average.  The Eurozone countries have been hit hard with 966 thousand cases and more than 115 thousand deaths.  The Eurozone death rate is at around 12% which is the highest region in the world by far. Total deaths in Europe make up 33% of the world’s total.   BRIC (Brazil, Russia, India and China) only represent 18% of total cases and 11% of total deaths. This is surprising since the countries represent 40% of the global population.  The death rate is stated at 3.76% for the BRIC countries.  We are very skeptical on the China data and will further elaborate on our views later in the report.

2

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

COVID-19 vs. Past Pandemics

The COVID-19 virus is certainty something we have not seen in a long time if ever. As far as devastation goes the only thing that compares since 1900 is the Spanish Flu.  This epidemic infected 1/3 of the world with 20 to 50 million dying.  However, back then health services and technology were only a fraction of what they are today. Who knows what the impact would have been if the Spanish Flu happened in modern times.  Amazingly, developed economies globally did not shut down during the Spanish Flu as it was during World War I.

SARS (Severe Acute Respiratory Syndrome) has some similarities compared with COVID-19.  The disease started in China in 2002 and is believed to come from bats.  It is a strain of coronavirus, which impacts the respiratory system.  Like COVID-19 there was a delay in reporting the virus to the outside world. The virus was very deadly with a 10% death rate but the virus was contained and mainly just impacted parts of Asia.  To this day there has been no vaccine for SARS and the vaccine mysteriously disappeared after 8 months of first appearing.

H1N1is a type of a flu and is most similar to the Spanish FLU of 1918.  The virus infected 60 million people but only caused 12,469 deaths.

MERS (Middle East Respiratory System) has similarities with COVID as it is a strain of coronavirus that emerged in 2012.  The disease started in the Middle East and is believed to be started by bats and camels.  Human to human transfer to the virus is rare but has happened with severely ill people. The last known case of MERS was in 2018 and there still has not been an approved vaccine but several virus tests have been going on in 2020. Out of the known coronavirus strains MERS seems to be the deadliest with a 34% death rate.

Ebola occurred mainly in West Africa in 2014. It is also came from bats or from birds or animals that have bitten fruit that have come in contact with bats. The disease is very hard to contract and can only be transferred through human liquids. There was an approved vaccine in 2019.

	INFECTED	DEATHS	DEATH RATE
SPANISH FLU (1918)	500,000,000	35,000,000	7.00%
SARS (2002)	8,096	774	9.56%
H1N1 (2009)	60,000,000	12,469.02%
MERS (2012)	2,519	866	34.38%
EBOLA (2014)	26,646	11,323	42.49%
COVID-19 (2020)	5,614,458	350,928	6.25%
*As of 5/26/20

As we mentioned above COVID-19 is similar to the other Coronaviruses such as SARS and MERS.  This is true with one important distinction. Unlike SARS and MERS COVID-19 is much more contagious. The strain of Corona can be spread without symptoms, which means you can spread the disease without knowing you are sick. The other previous viruses were only spread human to human by the extremely sick.

3

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

WORLD GDP IMPACT

Due to the highly contagious impact of COVID-19 countries started locking down their economy and required their residents to stay at home.  This is the first time in modern history this has happened on a global scale. As of May 26, 2020 1/3 of the world is still is some form of lock down. With businesses not open and consumers not spending money, this has impacted future GDP growth.  Many estimates for 2020 GDP growth have been revised down. Recently, China pulled their 2020 target and we believe it’s possible for China to have negative GDP in 2020, which would further hurt world GDP growth.

OECD countries make up over 50% of world GDP growth and account for 64% of the COVID-19 cases and 80% of the deaths. Currently forecasts are for a 3% world contraction in 2020, which would be lower than 2009. Euro Zone is expected to decline -7.6% and the UK -7.8%. The US is expected to decline -5.7%. Asia is expected to be a little better with Japan down -4.7% and China at +1.5%. However, we believe the China number is suspect and could be negative in 2020.

4

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

2020 could be the steepest recession since World War 2. However, this time it happened deliberately by shutting down the global economy due to the pandemic.  While we don’t think this is the black plague where 50% of Europe’s population was killed, we do think that there could be a second wave of the virus and a 3 % decline in GDP may be optimistic. We could be talking about a recovery taking several years. The University of Cambridge estimated that this could be a $3.3 trillion dollar hit to the world economy if it’s a 2-3 quarter event. However, they estimate that if a vaccine is not found, which it has not been found for the other coronaviruses such as SARS and MERS this could be an $83 trillion event if it lasts multiple years. No central bank in the world can back that type of number and it would put the world back in a great depression.

From an unemployment point of view, it is estimated that 1.6 billion people across the world could be impacted from COVID-19. Many of the people in the service industry, which makes up a majority of the economy in the world, will be impacted. Some of these jobs may never return because of social distancing or changes in consumer habits.

Other worse case scenarios include a collapse of emerging market currencies due to a flight of safety to the USD. We believe this would put further stress on undeveloped countries and potentially make GDP forecasts worse.

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

GLOBAL CENTRAL STIMULUS

It has been posted that there have been over $10 trillion USD committed by the central banks to fight the economic impact of the COVID-19 virus. More stimulus is expected to come to prevent the global economy from going into another Great Depression. The central banks are there to provide liquidity in the short term to keep businesses and markets from closing. There will be more stimulus by central banks than the financial crisis in 2008.

The question is with interest rates so low, how effective will the stimulus be and with  global debt so high how much extra stimulus will central banks be able to provide? Central banks are not fighting a crisis caused by economic events this time but a crisis caused by a virus.  All the stimulus in the world will not work if a vaccine is not found and if the virus keeps on spreading.

Global Coronavirus Stimulus Packages Compared

Financial response to the COVID-19 pandemic as a share of GDP (selected countries)*

Japan 21.1%
United States 13.0%
Sweden 12.0%
Germany 10.7%
France 9.3%
Spain 7.3%
Italy 5.7%
UK 5.0%
China 3.8%
South Korea 2.2%

* As of May 10, 2020
Source: Ceyhun Elgin

statista

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

STOCK PERFORMANCE

As mentioned above, the fund’s equities had a great fiscal year, returning -18.69% vs -23.67% for the Russell 1000 Value Index. The drivers were Newmont (+38.97%) and Essity (15.00%) on the upside and Equinor (-55.84%), and Suncor (-65.80%) on the downside.

We originally owned Goldcorp but it was acquired by the American company Newmont.  We believe Newmont’s acquisition of Goldcorp will be a long term game changer for the company. Newmont benefited from gold rising around 30% during the fiscal year.  Gold is currently close to the all time highs it reached back in 2011. It is not ironic this was the last time the world was in such a quantitative easing environment. We believe that with negative global real interest rates gold will continue to do well.  Additionally, we feel it is important to have exposure to a safe haven asset such as gold during this time of uncertainty.

Essity is a consumer staple company offering products across Europe. It specializes in paper personal care items such as tissue, paper towels and toilet paper.  The company had strong returns as people were stock piling essential items for the COVID-19 virus.  The stock has performed very well for us over the years and provides downside protection in our current times.

Equinor and Suncor were both down significantly due to the price of oil.  The commodity experienced a sharp sell off because of the COVID-19 virus and the stock sold off with the commodity.  We sold our position in the stock as we reduced our energy exposure.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

Jason McRae, Co Portfolio Manager-Forester Discovery Fund

THE FORESTER DISCOVERY FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2020 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	-5.70%	-1.82%	0.26%	2.53%	$ 16,698
MSCI ACWI Ex USA Index	-15.59%	-0.65%	2.05%	3.11%	$ 18,756
MSCI ACWI Ex USA Value Index	-23.68%	-3.50%	0.10%	N/A	$ 17,941

Comparison of the Change in Value of a $10,000 Investment in the Forester Discovery Fund, the MSCI ACWI Ex USA Index and the MSCI ACWI Ex USA Value Index.

$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Discovery
MSCI ACWI Ex USA
MSCI ACWI Ex USA Value

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI ACWI ex USA Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 26 Emerging Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

Communication Services, 3.73%
Consumer Discretionary, 2.60%
Consumer Staples, 9.97%
Energy, 3.64%
Financials, 9.18%
Health Care, 7.20%
Industrials, 4.49%
Information Technology, 2.83%
Materials, 6.88%
Utilities, 5.23%
Put Options, 1.90%
U.S Government Obligations, 42.35%

Sectors are categorized using Global Industry Classification Standard (GICS).

Excludes written options.

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares		Value

COMMON STOCKS - 51.40%

Communication Services - 3.44%
2,830	Deutsche Telekom AG ADR	$ 36,620
4,450	KT Corp. ADR	34,621
		71,241
Consumer Discretionary - 2.40%
1,220	Michelin (CGDE) ADR	21,594
2,150	Volkswagen AG ADR	28,165
		49,759
Consumer Staples - 9.19%
325	Diageo Plc. ADR	41,314
3,010	Essity AB ADR	93,220
1,110	Unilever Plc. ADR	56,133
		190,667
Energy - 3.36%
1,910	BP Plc. ADR	46,585
620	Total SA ADR	23,089
		69,674
Financials - 8.46%
2,060	AXA Group ADR	35,617
1,220	HSBC Holdings PLC ADR	34,172
1,780	Prudential PLC ADR	44,108
970	Swiss RE AG ADR	18,420
1,020	The Toronto-Dominion Bank NY (Canada)	43,238
		175,555
Health Care - 6.64%
1,720	GlaxoSmithKline PLC ADR	65,171
1,660	Sanofi ADR	72,575
		137,746
Industrials - 4.14%
1,850	BAE Systems PLC ADR	47,268
920	Siemens AG ADR	38,640
		85,908
Information Technology - 2.61%
490	SAP SE ADR	54,145

Materials - 6.34%
5,040	Amcor Ltd. ADR (Australia)	40,925
2,000	Newmont Goldcorp Corp.	90,560
		131,485

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2020

Shares		Value

Utilities - 4.82%
4,760	Red Electrica Corp. SA ADR	$ 43,078
2,200	RWE AG ADR	56,958
		100,036

TOTAL FOR COMMON STOCKS (Cost $1,020,635) - 51.40%		1,066,216

PUT OPTIONS PURCHASED (Premiums Paid $46,075) - 1.76%		36,400

Par Value		Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 39.04%
110,000	U.S. Government Treasury Bill, 0.00%, 05/07/2020	109,993
700,000	U.S. Government Treasury Bill, 0.00%, 06/25/2020	699,890
TOTAL FOR U.S GOVERNMENT AGENCIES & OBLIGATIONS (Cost $809,837) - 39.04%		809,883

TOTAL INVESTMENTS (Cost $1,876,547) - 92.20%		1,912,499

TOTAL FOR WRITTEN PUT OPTIONS (Premiums Received $10,925) - (0.32)%		(6,600)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 8.12%		168,423

NET ASSETS - 100.00%		$ 2,074,322

ADR- American Depositary Receipt

** Variable rate security; the coupon rate shown represents the yield at March 31, 2020.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2020

Underlying Security	Counterparty	Contracts +	Notional Amount **	Exercise Price	Expiration	Value

PUT OPTIONS * - 1.76%

iShares MSCI EAFE ETF Put	Interactive Brokers	200	$1,000,000	$ 50	5/15/2020	$ 36,400

Total Put Options (Premiums Paid $46,075) - 1.76%						$ 36,400

* Non-income producing security during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at March 31, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

SCHEDULE OF WRITTEN PUT OPTIONS

MARCH 31, 2020

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Value

PUT OPTIONS - (0.32)% *

iShares MSCI EAFE ETF Put	Interactive Brokers	(200)	$(800,000)	$ 40.00	5/15/2020	$ (6,600)

Total Put Options (Premiums Received $10,925) - (0.32)%						$ (6,600)

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at March 31, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2020

Assets:
Investments in Securities, at Value (Cost $1,876,547)	$ 1,912,499
Cash	98,336
Deposit with Broker for Options Written	70,385
Receivables:
Shareholder Subscriptions	500
Dividends and Interest	8,479
Total Assets	2,090,199

Liabilities
Covered Call Options Written at Value (Premiums received $10,925)	6,600
Payables:
Shareholder Redemptions	6,595
Due to Advisor	2,026
Administrative Fees	656
Total Liabilities	15,877

Net Assets	$ 2,074,322

Net Assets Consist of:
Paid In Capital	$ 2,141,367
Distributable Deficit	(67,045)
Net Assets, for 176,691 Shares Outstanding (with par value of $0.0001 per share)	$ 2,074,322

Net Asset Value Per Share	$ 11.74

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2020

Investment Income:
Dividends (net of $8,816 of foreign tax withheld)	$ 66,545
Money Fund Dividends	11,090
Interest	1,430
Total Investment Income	79,065

Expenses:
Advisory Fees	25,773
Administration Fees	9,020
Total Expenses	34,793

Net Investment Income	44,272

Realized and Unrealized Gain on Investments:
Realized Gain:
Investments	284,058
Options Written	-
284,058

Change in Unrealized Appreciation (Depreciation) on:
Investments	(470,434)
Options Written	4,325
(466,109)

Net Realized and Unrealized Loss on Investments	(182,051)

Net Decrease in Net Assets Resulting from Operations	$ (137,779)

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2020	3/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 44,272	$ 62,188
Net Realized Gain (Loss) on Investments and Options	284,058	(51,706)
Unrealized Depreciation on Investments and Options	(466,109)	(278,067)
Net Decrease in Net Assets Resulting from Operations	(137,779)	(267,585)

Distributions to Shareholders:
Distributions	(48,391)	(61,395)
Total Distributions Paid to Shareholders	(48,391)	(61,395)

Capital Share Transactions	(711,899)	(1,140,643)

Total Decrease	(898,069)	(1,469,623)

Net Assets:
Beginning of Year	2,972,391	4,442,014

End of Year	$ 2,074,322	$2,972,391

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016

Net Asset Value, at Beginning of Year	$ 12.69	$ 13.88	$ 13.57	$ 13.63	$ 13.67

Income From Investment Operations:
Net Investment Income *	0.22	0.22	0.18	0.09	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.93)	(1.18)	0.32	(0.07)	(0.03)
Total from Investment Operations	(0.71)	(0.96)	0.50	0.02	0.00

Distributions:
Net Investment Income	(0.24)	(0.23)	(0.19)	(0.08)	(0.04)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.24)	(0.23)	(0.19)	(0.08)	(0.04)

Net Asset Value, at End of Year	$ 11.74	$ 12.69	$ 13.88	$ 13.57	$ 13.63

Total Return **	(5.70)%	(6.86)%	3.67%	0.19%	(0.03)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,074	$ 2,972	$ 4,442	$ 5,188	$ 7,443
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.66%	1.30%	0.69%	0.23%
Portfolio Turnover	17.44%	9.43%	1.56%	12.63%	10.22%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(1) ORGANIZATION

Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999. Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and the State of Illinois, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the Fund did not incur any interest or penalties.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

Security Transactions, Investment Income and Distributions To Shareholders

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Options

The Fund may invest in put and call options.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Use of Estimates In Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

(3) SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

?

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, yield curves, implied volatilities, credit spreads, and market collaborated inputs.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available, which may include the company’s own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills are included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) - Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2020:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 972,996	$ 93,220	$ -	$ 1,066,216
Put Option Purchased	36,400	-	-	36,400
U.S. Government Agencies & Obligations	809,883	-	-	809,883
	$ 1,819,279	$ 93,220	$ -	$ 1,912,499

Financial Instruments—Liabilities
	Level 1	Level 2	Level 3	Fair Value

Put Options Written	$ (6,600)	$ -	$ -	$ (6,600)
	$ (6,600)	$ -	$ -	$ (6,600)

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

The Fund did not hold any level 3 assets during the year ended March 31, 2020. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

* Industry classifications of these categories are detailed in the Fund’s Schedule of Investments.

(4) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement – The Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  Under the Advisory Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund (except the fees paid to directors who are not interested persons of the Advisor).   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.   For the year ended March 31, 2020, the Advisor earned $25,773 for Advisory services.  The Fund owed the Advisor $2,026 for advisory fees at March 31, 2020.

Administrative Agreement

For the year ended March 31, 2020, Forester Capital Management, Ltd. provided the Fund with administrative services.  As an administrator, the Advisor oversees the fund accountant and transfer agent.  For this service the Advisor receives a monthly fee at the annual rate of 0.35% based upon the average daily net assets of the Fund.  For the year ended March 31, 2020, the Advisor earned $9,020 for administrative services.  The Fund owed the Advisor $656 for administration fees at March 31, 2020.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Fund would have available sufficient resources to pay third parties who provide eligible services to the Fund.

Related Party

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company. Mr. Forester receives benefits from the Advisor resulting from management fees and administration fees paid to the Advisor by the Fund.

(5) INVESTMENT TRANSACTIONS

For the year ended March 31, 2020, purchases and sales of securities, other than short-term investments, options and U.S. Government Securities, aggregated $321,343 and $1,103,884, respectively; purchases and sales of options aggregated $874,916 and $1,096,574, respectively; purchases and sales of options written aggregated $0 and

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

$10,925, respectively; purchases and sales of U.S. Government Securities aggregated $1,138,166 and $330,000, respectively.

(6) DERIVATIVES TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of its derivative activities during the year ended March 31, 2020.

Average notional value of:

Put Options Purchased

$ 1,418,750

Put Options Written

$  (200,000)

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

As of March 31, 2020, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Index Contracts
Put Options Purchased	$ 36,400
Total Assets	$ 36,400

Liabilities
Put Options Written	$ (6,600)
Total Liabilities	$ (6,600)

For the year ended March 31, 2020, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation on:	Equity Index Contracts	Total
Put Options Purchased	$ (4,350)	$ (4,350)
Put Options Written	$ 4,325	$ 4,325

Net realized gain on:	Equity Index Contracts	Total
Put Options Purchased	$ 248,908	$ 248,908
Put Options Written	$ -	$ -

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

(7) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2020, there were 5,000,000,000 shares of capital stock for the Fund with a par value of $0.0001 authorized. The total paid in capital totaled $2,141,367. Transactions in capital stock were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	7,292	$ 86,966	8,566	$ 116,410
Shares issued in reinvestment of dividends	3,674	46,218	4,791	59,317
Shares redeemed	(68,502)	(845,083)	(99,233)	(1,316,370)
Net decrease	(57,536)	$(711,899)	(85,876)	$(1,140,643)

(8) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.

As of March 31, 2020 the Fund's most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

 $       3,554

Post October capital loss

       (95,353)

Net Unrealized Appreciation

        36,608

Capital loss carryforwards:

Indefinite - short term

      (11,854)

Total Distributable Earnings

 $     67,045

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

The Fund utilized $288,800 of its capital loss carry forward during the fiscal year ended March 31, 2020.

As of March 31, 2020, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities inclusive of derivative contracts were as follows:

Gross unrealized appreciation on investments	$ 174,280
Gross unrealized depreciation on investments	(137,672)
Net unrealized appreciation on investments	$ 36,608

Tax cost of investments, including short-term investments (a)	$ 1,869,291

(a) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2020, and 2019 are as follows:

	March 31, 2020	March 31, 2019
Ordinary income	$ 48,391	$ 61,395

(9) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(10) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2020, Charles Schwab & Co., Inc. and National Financial Service Corp., on behalf of others, each owned approximately 32% and 28%, respectively, of the Fund.

(11) MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Directors

  of Forester Discovery Fund,

  a Series of the Forester Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Discovery Fund, Inc., (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, and schedules of put options purchased and written put options, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Discovery Fund, Inc. as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

May 28, 2020

THE FORESTER DISCOVERY FUND

EXPENSE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2019	March 31, 2020	October 1, 2019 through March 31, 2020

Actual	$1,000.00	$966.60	$6.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.25	$6.81

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS & OFFICERS

MARCH 31, 2020 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 59	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 61	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 60	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 60	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, is paid a total fee of $1,250 annually by the Advisor. The fee has not been paid in the fiscal year ended March 31, 2020.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2020 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 30, 2020 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

?

the nature, extent and quality of the services provided by the Adviser

?

the investment performance of the Funds

?

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

?

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

?

the expense ratios of the Funds

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Forester Discovery Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Forester Discovery Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Forester Discovery Fund and the expense ratios of the Forester Discovery Fund were in the range of comparable mutual funds 1.35% Discovery Fund expense ratio (1.14% new) versus an average of 1.13% for 346 funds in Morningstar Foreign Large Value Category and 2.11% for 223 funds in the Long/Short Fund Category).

After discussion, the advisory agreement was renewed for another year.

This Page Was Left Blank Intentionally

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Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2020

$ 21,000

FY 2019

$ 21,000

(b) Audit-Related Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2020

$ 4,200

FY 2019

$ 4,200

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2020, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 3, 2020